SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported) November 11, 2003

LYNCH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-106	38-1799862
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification)

50 Kennedy Plaza, Suite 1250, Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	401-453-2007

Item12. Results of Operation and Financial Condition.
Signatures
EX-99.1 PRESS RELEASE DATED MARCH 31, 2004

Item 12.   Results of Operation and Financial Condition.

(a)	Registrant filed a press release announcing its results of operations for the fourth quarter and year-ending December 31, 2003 on April 14, 2004.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lynch Corporation

By:	/s/ RAYMOND H. KELLER RAYMOND H. KELLER Chief Financial Officer

Date: April 14, 2004